Exhibit 10.5

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

ASSIGNMENT OF PAID-UP OIL AND GAS LEASE

STATE OF TEXAS                                                §

COUNTY OF MILAM                                           §

WHEREAS, heretofore, on the 20th day of June, 2011, a certain paid up oil and gas lease was made and entered into by and between NOACK FARMS, LLC, as lessor (“Lessor”), and ARDENT 1, LLC, as lessee, covering:

623.29 acres, more or less, out of the James Reese League, A-303, in Milam County, Texas[;] [b]eing the same lands described in a[n] Assignment/Deed dated May 4, 2011 between Stacy Ann Smith Wood to Noack Farms, LLC, recorded in Volume 1148, page 634 of the Official Records of Milam County, Texas[;] [s]aid lands also described in a Special Warranty Deed dated November 29, 2008 recorded in Volume 1091, page 87 of the Official Records of Milam County, Texas[,]

(the “Lands”), which said lease is recorded in Volume 1150, Pages 01-06, of the Deed Records of Milam County, Texas (the “Lease”); and

WHEREAS, by virtue of an assignment dated January 11, 2012 between ARDENT 1, LLC, and KINGMAN OPERATING COMPANY, INC. (“Kingman”), recorded at Volume 1165, Page 688, of the Deed Records of Milam County, Texas, the Lease is now owned and held by Kingman, subject to an overriding royalty reserved by ARDENT 1, LLC (on its own behalf and on behalf of Lessor) equal to 25% of 8/8 of the oil, gas and all other hydrocarbons in, under and that may be produced, saved and marketed from the Lands;

NOW, THEREFORE, KNOW ALL PERSONS BY THESE PRESENTS, that Kingman, for and in consideration of the sum of Ten and No/100’s ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and, subject to the terms, conditions, covenants, obligations and reservations hereinafter set out, has granted, sold, transferred, conveyed, assigned and delivered, and by these presents does grant, sell, transfer, convey, assign and deliver unto the said ROCKDALE RESOURCES, INC. (“Rockdale”) the Lease above mentioned, together with all leasehold and other rights, titles and interests that Kingman has by virtue of said Lease, and all rights, titles and interests purported to be created by said Lease, insofar as said Lease covers

Well Number C-l drilled on a 2.500 acres unit comprised of a part of a called 246.540 acres lease being a part of the James Reese Survey, A-303, in Milam County, Texas and being more particularly described by metes and bounds to wit:

Assignment of Paid-Up Oil and Gas Lease, Page 1

COMMENCING at a found 1/2” iron rod at the southwest corner of the said 246.540 acres lease;

THENCE N 50°45’03” E - 521.25 feet entering the said 246.540 acres lease to a point for the POINT OF BEGINNING and the southwest corner of this Unit;

THENCE continuing within the said 246.540 acres lease for the following course and distances:

N 21°24’12” W - 330.00 feet to a point for the northwest corner of this Unit;
N 68°35’48” E - 330.00 feet to a point for the northeast corner of this Unit;
S 21°24’12” E - 330.00 feet to a point for the southeast corner of this Unit;
S 68°35’48” W - 330.00 feet to the POINT OF BEGINNING containing within these metes and bounds 2.500 acres of land;

the location of said well being more fully described in the survey of Bradley L. Lipscomb RPLS attached hereto as Exhibit A and incorporated herein by reference, (the “Leased Parcel”) on the terms set forth below, insofar only as the same covers and includes oil and gas, if any, which may lie in and under the Leased Parcel.

As a further and additional consideration for this assignment, Rockdale herein expressly binds and obligates itself, its successors and assigns, to operate the Leased Parcel in such a manner as to obtain the maximum production from each and every well for each and every accounting month; it being understood and agreed, however, that the amount of maximum production therefrom shall be governed by the rules and regulations of the Oil and Gas Division of the Railroad Commission of Texas.  In this connection, it is further understood and agreed that the Kingman herein, or its representative, shall at all times have access to the Leased Parcel herein assigned for the purpose of gauging the production therefrom.

It is understood and agreed that this assignment is in all things subject to all of the terms, conditions, covenants and obligations in said Lease contained, including, without limitation, an overriding royalty interest reserved unto ARDENT 1, LLC (on its own behalf and on behalf of Lessor) equal to 25% of 8/8 of the oil, gas and all other hydrocarbons in, under and that may be produced, saved and marketed from the Lease, insofar as the Lease covers the Lands; provided, however, that such overriding royalties shall be subject to being proportionately reduced in the event the Lease covers less than the entire mineral fee estate in the Lands, and/or Lessor owns less than all of the working interest in and to the Lands; and Rockdale herein expressly binds itself, its successors or assigns, to in all things strictly comply with each and all such terms, conditions, covenants and obligations and expressly assumes the same.

Assignment of Paid-Up Oil and Gas Lease, Page 2

THIS ASSIGNMENT IS MADE WITH WARRANTY OF TITLE BY, THROUGH AND UNDER KINGMAN, BUT NO FURTHER.  THE EXPRESS REPRESENTATIONS OF KINGMAN CONTAINED IN THIS AGREEMENT ARE EXCLUSIVE AND ARE IN LIEU OF, AND KINGMAN EXPRESSLY DISCLAIMS AND NEGATES AND ROCKDALE HEREBY WAIVES, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO: (I) TITLE TO THE LEASED PARCEL, (II) THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES, IF ANY, OF OIL, GAS OR OTHER HYDROCARBONS IN OR UNDER THE LEASED PARCEL, AND (III) THE ENVIRONMENTAL CONDITION OF THE LEASED PARCEL, BOTH SURFACE AND SUBSURFACE.  KINGMAN DOES NOT MAKE OR PROVIDE, AND ROCKDALE HEREBY WAIVES, ANY WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE LEASED PARCEL OR ITS CONFORMITY TO MODELS OR SAMPLES OF MATERIALS.  EXCEPT AS PROVIDED HEREIN, KINGMAN DISCLAIMS AND NEGATES, AND ROCKDALE HEREBY WAIVES, ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED OR STATUTORY.  THERE ARE NO WARRANTIES THAT EXTEND BEYOND THE FACE OF THIS AGREEMENT.  ROCKDALE ACKNOWLEDGES THAT THIS WAIVER IS CONSPICUOUS.

Witness the execution hereof, this the  8th   day of October, 2012.

By: Kingman Operating Company, Inc.

By:   /s/ Michael D.Smith___________________
Name:  Michael D. Smith
Its:  President

SUBSCRIBED AND SWORN TO BEFORE ME this    8th    day of October, 2012, by Michael D. Smith, personally known to me to be the person whose name is subscribed to the foregoing instrument, who on his oath acknowledged that he executed the same for the purposes and considerations and in the capacity and with the authority therein expressed, to which WITNESS MY HAND AND SEAL OF OFFICE.

    /s/ Katie Barta
NOTARY PUBLIC, STATE OF TEXAS

[SEAL]

Assignment of Paid-Up Oil and Gas Lease, Page 3

In Re: 140.000 Acres
Being comprised of 2 Tracts:
Tract A: 83.942 Acres
Tract B: 56.058 Acres
A part of the residue of a called 220 Acre tract
A part of the residue of a called 200 Acre tract
A part of the residue of a called 100 Acre tract
A part of the residue of a called 153 Acre tract
James Reese Survey
Abstract No. 303
James A. Prewitt Survey
Abstract No. 288
Milam County, Texas

All that certain tract or parcel of land situated in Milam County, Texas, being a part of the James Reese Survey, Abstract No. 303, and a part of the James A. Prewitt Survey, Abstract No. 288, being a part of the residue of a called 220 Acre tract (Tract 1), a part of the residue of a called 200 Acre tract (Tract 4), a part of the residue of a called 100 Acre tract (Tract 5) and a part of the residue of a called 153 Acre tract (Tract 3) conveyed from Stacy Ann Smith Wood, Independent Executor Under the Last Will and Testament of Thelma Noack Smith, Deceased to Stacy Ann Smith Wood by Deed dated July 18, 2007 Recorded in Volume 1081, Page 007 of the Official Records of Milam County, Texas and being more particularly described by metes and bounds as follows to wit:

TRACT A - 83.942 Acres

BEGINNING at a found 1/2” iron rod on the east Right-of-Way line of U.S. Highway 77, at the northwest corner of a called 5.287 Acre tract conveyed to Randy Kruger in Volume 576, Page 717, for the common southwest corner of the said residue of Tract 1 and of this tract;

THENCE along the common line between the said east Right-of-Way line of U.S. Highway 77 and the said residue of Tract 1 for the following courses and distances:

N 09°23’25” E - 423.67 feet to a found concrete Right-of-Way monument for an exterior ell corner of this tract;

N 21°45’19” E - 566.86 feet to a set 5/8” iron rod for the northwest corner of this tract;

THENCE N 68°49’26” E - 4518.50 feet crossing the said residue of Tract 1 and the said residue of Tract 4 respectively for division to a set 5/8” iron rod on the common line between the said residue of Tract 4 and a called 283.162 Acre tract conveyed to James F. and Amy L. Eisterhold in Volume 1166, Page 302, for the northeast corner of this tract;

THENCE S 03°48’58” W - 874.13 feet along the common line between the said 283.162 Acre tract and the said residue of Tract 4 to a found 1/2” iron rod at the northeast corner of a called 81.632 Acre tract conveyed to James F. Eisterhold, et ux in Volume 1106, Page 534, for the common southeast corner of this portion of the said residue of the Tract 4 and of this tract;

Assignment of Paid-Up Oil and Gas Lease, Page 4

THENCE along the common line between the said residue of Tract 4 and the said residue of Tract 1 respectively and the said 81.623 Acre tract, the said 283.162 Acre tract and the said 5.287 Acre tract respectively for the following courses and distances:

S 69°32’53” W - 1176.79 feet to a found 1/2” iron rod for an interior ell corner of this tract;
S 68°19’36” W - 886.07 feet to a found 1/2” iron rod at the northwest corner of the said 81.632 Acre tract, at the most southerly northeast corner of the said 283.162 Acre tract, for an exterior ell corner of this tract;
S 68°56’10” W - 2688.02 feet to the POINT OF BEGINNING containing within these metes and bounds 83.942 Acres of land.

TRACT B - 56.058 Acres

BEGINNING at a found fence corner post on the west Right-of-Way line of F.M. Highway 908, at the northeast corner of a called 304.464 Acre tract conveyed to Darla Marie Noack Weaver in Volume 1161, Page 080, for the common southeast corner of the said residue of Tract 3 and of this tract;

THENCE S 68°36’16” W - 3282.66 feet along the common line between the said 304.464 Acre tract and the said residue of Tract 3, the said residue of Tract 5 and the said residue of Tract 4 respectively to a found 1/2” iron rod on the east line of a called 283.162 Acre tract conveyed to James F. and Amy L. Eisterhold in Volume 1166, Page 302, for the common southwest corner of this portion of the said residue of Tract 4 and of this tract;

THENCE N 03°48’58” E - 874.27 feet along the common line between the said 283.162 Acre tract and the said residue of Tract 4 to a set 5/8” iron rod for the northwest corner of this tract;

THENCE N 68°49’26” E - 2933.24 feet crossing the said residue of Tract 4, the said residue of Tract 5 and the said residue of Tract 3 respectively for division to a set 5/8” iron rod on the common line between the said west Right-of-Way line of F.M. Highway 908 and the said residue of Tract 3, for the northeast corner of this tract;

THENCE along the said common line between the said west Right-of-Way line of F.M. Highway 908 and the said residue of Tract 3 for the following courses and distances:

S 19°40’10” E - 412.99 feet to a found 5/8” iron rod for an interior ell corner of this tract;
S 19°45’10” E - 367.11 feet to the POINT OF BEGINNING containing within these metes and bounds 56.058 Acres of land.

Bearings are based on the Texas State Plane Coordinate System of 1983, Texas Central Zone.

Assignment of Paid-Up Oil and Gas Lease, Page 5

I, Bradley L. Lipscomb, Registered Professional Land Surveyor No. 5952 in the State of Texas, do hereby certify that this survey was performed on the ground under my supervision and that the field notes hereon are true and correct to the best of my knowledge.

Given under my hand and seal this 4th day of October, 2012.

   /s/ Bradley L. Lipscomb
Bradley L. Lipscomb RPLS

Assignment of Paid-Up Oil and Gas Lease, Page 6

NOACK FARMS #C-1 UNIT

FIELD NOTE DESCRIPTION

A 2.500 Acres Unit comprised of a part of a called 246.540 Acres Lease (Noack Farms LLC), being a part of the James Reese Survey, A-303, in Milam County, Texas and being more particularly described by metes and bounds as follows to wit:

COMMENCING at a found ½” iron rod at the southwest corner of the said 246.540 Acres Lease;

THENCE N 50°45’03” E - 521.25 feet entering the said 246.540 Acres lease to a point for the POINT OF BEGINNING and the southwest corner of this Unit;

THENCE continuing within the said 246.540 Acres lease for the following courses and distances:

N 21°24’12” W - 330.00 feet to a point for the northwest corner of this Unit;

N 68°35’48” E - 330.00 feet to a point for the northeast corner of this Unit;

S 21°24’12” E - 330.00 feet to a point for the southeast corner of this Unit;

S 68°35’48” W - 330.00 feet to the POINT OF BEGINNING containing within these metes and bounds 2.500 Acres of land.

All bearings and coordinates refer to the Texas State Plane Coordinate System of 1927, Texas Central Zone.

10/3/12

Assignment of Paid-Up Oil and Gas Lease, Page 7